UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):

July 2, 2018

BrightView Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Plymouth Road

Suite 500

Plymouth Meeting, Pennsylvania 19462-1646

(484) 567-7204

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) of its common stock, par value $0.01 per share, described in the Registration Statement on Form S-1 (File No. 333-225277), as amended (the “Registration Statement”), on June 27, 2018, BrightView Holdings, Inc. (the “Company”) entered into a Stockholders Agreement (the “Stockholders Agreement”) among the Company, KKR BrightView Aggregator L.P. and MSD Valley Investments, LLC, substantially in the form previously filed as Exhibit 10.1 to the Registration Statement, and Amendment No. 2 to the Second Amended and Restated Limited Partnership Agreement of BrightView Parent L.P. (“Amendment No. 2 to the Amended Parent Limited Partnership Agreement”), substantially in the form previously filed as Exhibit 10.4 to the Registration Statement.

Copies of the Stockholders Agreement and Amendment No. 2 to the Amended Parent Limited Partnership Agreement are filed herewith as Exhibit 4.1 and 4.2, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Affiliates of KKR BrightView Aggregator L.P. and MSD Valley Investments, LLC have various relationships with the Company. For further information concerning the other material relationships between the Company, on the one hand, and KKR BrightView Aggregator L.P. and MSD Valley Investments, LLC and their affiliates, on the other hand, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus (the “Prospectus”), dated June 27, 2018, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Act”).

Item 1.02 Termination of a Material Definitive Agreement.

Termination of the Monitoring Agreement

The Company was party to a Monitoring Agreement, dated as of May 21, 2014, by and among the Company and Kohlberg Kravis Roberts & Co. L.P., an affiliate of KKR Brightview Aggregator L.P., and MSD Capital, L.P., an affiliate of MSD Valley Investments, LLC, which terminated automatically in accordance with its terms upon the completion of the Offering. In connection with such termination, the Company will pay termination fees of approximately $7.6 million and $3.4 million to Kohlberg Kravis Roberts & Co. L.P. and MSD Capital, L.P., respectively.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above and Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2018 Omnibus Incentive Plan

In connection with the Offering, the Company’s Board of Directors and its stockholders adopted the BrightView Holdings, Inc. 2018 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Omnibus Incentive Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based or cash-based awards to key employees, directors or other persons having a service relationship with the Company and its affiliates. For further information regarding the Omnibus Incentive Plan, see “Management—Compensation Discussion and Analysis—2018 Omnibus Incentive Plan” in the Prospectus.

A copy of the Omnibus Incentive Plan is attached as Exhibit 10.1 and incorporated herein by reference. The above description of the Omnibus Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

2018 Employee Stock Purchase Plan

In connection with the Offering, the Company’s Board of Directors and its stockholders adopted the BrightView Holdings, Inc. 2018 Employee Stock Purchase Plan (the “ESPP”). The ESPP provides certain eligible employees of the Company with an opportunity to purchase shares of common stock of the Company through accumulated payroll deductions. For further information regarding the ESPP, see “Management—Compensation Discussion and Analysis—2018 Employee Stock Purchase Plan” in the Prospectus.

A copy of the ESPP is attached as Exhibit 10.2 and incorporated herein by reference. The above description of the ESPP is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As contemplated in the Registration Statement, the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”) became effective in connection with the completion of the Offering on July 2, 2018. The Charter, among other things, provides that the Company’s authorized capital stock consists of 500,000,000 shares of common stock, par value $0.01 per share, and 50,000,000 shares of preferred stock, par value $0.01 per share.

The Company’s bylaws were also amended and restated as of July 2, 2018, as contemplated in the Registration Statement (the “Bylaws”).

The foregoing description of the Charter and Bylaws is only a summary. For further information regarding the foregoing and other provisions of the Charter and the Bylaws, see “Description of Capital Stock” in the Prospectus. The Charter and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and such exhibits are incorporated by reference herein.

Item 8.01 Other Events.

On July 2, 2018, the Company completed its Offering of 21,300,000 shares of common stock for cash consideration of $22.00 per share ($20.68 per share, net of underwriting discounts) to a syndicate of underwriters led by joint-book running managers Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, KKR Capital Markets LLC and UBS Securities LLC, for approximately $440.5 million in net proceeds before expenses.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

3.1	Third Amended and Restated Certificate of Incorporation of BrightView Holdings, Inc.

3.2	Amended and Restated Bylaws of BrightView Holdings, Inc.

4.1	Stockholders Agreement, dated as of June 27, 2018, among BrightView Holdings, Inc. and the stockholders party thereto

4.2	Amendment No. 2 to the Second Amended and Restated Limited Partnership Agreement of BrightView Parent L.P., dated as of June 27, 2018, by and among BrightView GP I, LLC and BrightView Holdings, Inc.

10.1	2018 Omnibus Incentive Plan

10.2	2018 Employee Stock Purchase Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

BrightView Holdings, Inc.

Date: July 2, 2018	By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary